UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

JOINT CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2008

Rockwood Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Overlook Center
Princeton, New Jersey 08540
(Address of registrant’s principal executive office)

(609) 514-0300
(Registrant’s telephone number)

Rockwood Specialties Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-109686	52-2277390
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Overlook Center
Princeton, New Jersey 08540
(Address of registrant’s principal executive office)

(609) 514-0300
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 (e)           On December 12, 2008, the Board of Directors (the “Board”) of Rockwood Holdings, Inc. (the “Company”) granted 335,892, 54,844 and 47,691 options to purchase shares of the Company’s Common Stock (the “time options”) to Seifi Ghasemi, its Chairman and Chief Executive Officer, Robert J. Zatta, its Senior Vice President and Chief Financial Officer and Thomas J. Riordan, its Senior Vice President, Law & Administration, respectively.  These options have an exercise price equal to the fair market value of the Company’s common stock on the date of the grant, which was $9.18, and vest in three equal annual installments beginning on December 31, 2009 and have a seven year term.  In the event of both a change of control of the Company (as defined in the Stock Option Agreement) and a termination of the executive’s employment without “Cause” by the Company or a resignation for “Good Reason” by the execuitve (in each case as defined in the Stock Option Agreement) within six months of the date of grant, 50% of the options become immediately exercisable.  In the event of both a change of control and termination of employment after six months of the date of grant, 100% of the options become immediately exercisable.  The time options were granted to each of these employees pursuant to the Amended and Restated 2008 Stock Purchase and Option Plan for the Company and its subsidiaries and each of these employees entered into a Stock Option Agreement with the Company, the form of which is filed as Exhibit 10.1 hereto.

In addition, the Company granted a “target” number of performance restricted stock units equal to 177,015 to Mr. Ghasemi, a “target” number of 28,903 performance restricted stock units to Mr. Zatta and a “target” number of 25,133 performance restricted stock units to Mr. Riordan. The maximum number of performance restricted stock units that each of these employees may become vested in upon the achievement of certain performance measures is up to two times the “target” amount of the restricted stock units, subject to certain service requirements. Except as described herein, upon vesting, each performance restricted stock unit represents the right to receive one share of common stock.  These performance restricted stock units generally vest on December 31, 2011 (the “Vesting Date”) based on: (i) the employee’s continued employment with the Company on the Vesting Date; and (ii) performance as follows: (a) up to 140% of the “target” performance restricted stock units become vested if and to the extent the Company achieves a certain adjusted EBITDA target as compared to budgeted adjusted EBITDA for fiscal year 2009 (the “Adjusted EBITDA RSUs”) and (b) up to 60% of the “target” performance restricted stock units become vested if and to the extent the Company achieves a certain diluted earnings per share target as compared to budgeted diluted earnings per share for fiscal year 2009 (the “EPS RSUs”). Both targets are based on the budget approved by the Board of Directors for fiscal year 2009.

Upon the occurrence of a change of control of the Company (as defined in the Performance Restricted Stock Unit Award Agreement and the Restricted Stock Unit Award Agreement, respectively), each of the Adjusted EBITDA RSUs and the EPS RSUs, respectively, vest at the targeted number of shares (or, if the change of control occurs after the date the Company’s performance for fiscal year 2009 has been determined, at the number of shares to be issued based on such performance) and convert into the right to receive a cash payment based on the price per share paid in the change of control of the Company, with such payments to be made no earlier than the Vesting Date.  In the event of a termination of the employee’s employment without Cause by the Company or a resignation by the employee for Good Reason on or after a change of control of the Company but prior to the Vesting Date, the cash payment will be accelerated to the date of termination.  In the event of any termination of the employee’s employment for Cause by the Company or a resignation by the employee (other than due to the employee’s death, disability, Retirement or for Good Reason (as defined in the Performance Restricted Stock Unit Award Agreement and the Restricted Stock Unit Award Agreement, respectively)) following a change of control of the Company, the employee forfeits any payout.  In addition, if prior to the Vesting Date, but absent a change of control of the Company, the employee’s employment is terminated by the Company other than for Cause or due to the employee’s death, disability or Retirement, then a portion of the performance restricted stock units, depending upon the performance achieved, may become vested based on such employee’s period of service, with such payments to be made no earlier than the Vesting

Date.  These performance restricted stock units were granted to each of these executives pursuant to a Performance Restricted Stock Unit Award Agreement for Mr. Ghasemi and a Restricted Stock Unit Award Agreement for Messrs. Zatta and Riordan, forms of which are filed as Exhibits 10.3 and 10.2 respectively hereto.

Further, the Company granted 14,451 time restricted stock units to Mr. Zatta and 12,566 time restricted stock units to Mr. Riordan.  Except as described below, each time-based restricted stock unit represents the right to receive one share of common stock. The time–based restricted stock units automatically vest and convert to shares on the Vesting Date, subject to the employee’s continued employment with the Company or one of its subsidiaries. Upon the occurrence of a change of control of the Company (as defined in the Restricted Stock Unit Award Agreement), each of the time–based restricted stock units vest and convert into the right to receive a cash payment based on the price per share paid in the change of control of the Company, with such payments to be made no earlier than the Vesting Date.  In the event of a termination of the employee’s employment without Cause by the Company or a resignation by the employee for Good Reason (each as defined in the Restricted Stock Unit Award Agreement) on or after a change of control of the Company but prior to the Vesting Date, the cash payment will be accelerated to the date of termination.  In the event of any termination of the employee’s employment for Cause by the Company or a resignation by the employee (other than due to the employee’s death, disability, Retirement or for Good Reason (as defined in the Restricted Stock Unit Award Agreement)) following a change of control of the Company, the employee forfeits any payout.  In addition, if prior to the Vesting Date, but absent a change of control of the Company, the employee’s employment is terminated by the Company other than for Cause or due to the employee’s death, disability or Retirement, then a portion of the time–based restricted stock units will become vested based on such employee’s period of service, with such payments to be made no earlier than the Vesting Date.  These time–based restricted stock units were granted to each of these executives pursuant to the same Restricted Stock Unit Award Agreement under which the performance restricted stock units were granted to Messrs Zatta and Riordan, a form of which is filed as an exhibit hereto.

ITEM 9.01.            Financial Statements and Exhibits.

(d)

Exhibit No.	Description
10.1	Form of Stock Option Agreement
10.2	Form of Restricted Stock Unit Award Agreement
10.3	Form of Performance Restricted Stock Unit Award Agreement

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWOOD HOLDINGS, INC.

By:	/s/ Michael W. Valente
	Name:	Michael W. Valente
	Title:	Assistant Secretary

ROCKWOOD SPECIALTIES GROUP, INC.

By:	/s/ Michael W. Valente
	Name:	Michael W. Valente
	Title:	Assistant Secretary

Dated: December 18, 2008